                 AmeriCredit Automobile Receivables Trust 2001-A
                      Class A-1 5.5325 % Asset Backed Notes
                      Class A-2 5.3600 % Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


-------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                     03/01/2001
MONTHLY PERIOD ENDING:                                        03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:                                03/06/2001
DISTRIBUTION DATE:                                            04/06/2001
DAYS OF INTEREST FOR PERIOD:                                          31
DAYS IN COLLECTION PERIOD:                                            31
MONTHS SEASONED:                                                       2
-------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                                 ORIGINAL
PURCHASES                       UNITS      CUT-OFF DATE      CLOSING DATE      POOL BALANCE
--------------------------------------------------------------------------------------------------
INITIAL PURCHASE               45,831        01/25/2001        02/06/2001            $700,000,812
SUB. PURCHASE #1               21,215        03/22/2001        03/29/2001            $300,004,894
SUB. PURCHASE #2

                        --------------------------------------------------------------------------
TOTAL                          67,046                                              $1,000,005,706
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     {1}       Beginning of period Aggregate Principal Balance                                              {1}        $689,230,079
                                                                                                                --------------------

     {2}       Purchase of Subsequent Receivables                                                           {2}         300,004,894
                                                                                                                --------------------

               Monthly Principal Amounts

                   {3}     Collections on Receivables outstanding at end of period       {3}         22,601,521
                                                                                             -------------------
                   {4}     Collections on Receivables paid off during period             {4}          4,411,505
                                                                                             -------------------
                   {5}     Receivables becoming Liquidated Receivables during period     {5}            317,083
                                                                                             -------------------
                   {6}     Receivables becoming Purchased Receivables during period      {6}                  0
                                                                                             -------------------
                   {7}     Cram Down Losses occurring during period                      {7}                  0
                                                                                             -------------------
                   {8}     Other Receivables adjustments                                 {8}              1,057
                                                                                             -------------------
                   {9}     Less amounts allocable to Interest                            {9}        (12,476,502)
                                                                                             -------------------

                  {10}     Total Monthly Principal Amounts                                                  {10}         14,854,664
                                                                                                                --------------------

     {11}      End of period Aggregate Principal Balance                                                    {11}       $974,380,309
                                                                                                                ====================

     {12}      Pool Factor   ( {11} / Original Pool Balance)                                                {12}         97.4374749%
                                                                                                                ====================

----------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:                  CLASS A-1           CLASS A-2          CLASS A-3
------------------------------------------------------------------       ---------           ---------          ---------
     {13}      Original Note Balance                         {13}       $200,000,000       $515,000,000      $214,000,000
----------------------------------------------------------------------------------------------------------------------------

     {14}      Beginning of period Note Balance              {14}       $189,229,267       $515,000,000      $214,000,000
                                                                  ----------------------------------------------------------

     {15}      Noteholders' Principal Distributable Amount   {15}         14,854,664                  0                 0
     {16}      Noteholders' Accelerated Principal Amount     {16}                  0                  0                 0
     {17}      Accelerated Payment Amount Shortfall          {17}                  0                  0                 0
     {18}      Deficiency Claim Amount                       {18}                  0                  0                 0
                                                                  ----------------------------------------------------------

     {19}      End of period Note Balance                    {19}       $174,374,603       $515,000,000      $214,000,000
                                                                  ==========================================================

     {20}      Note Pool Factors  ( {19} / {13} )            {20}        87.1873015%       100.0000000%      100.0000000%
                                                                  ==========================================================


-------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:                 CLASS A-4              TOTAL
------------------------------------------------------------------      ---------              -----
     {13}      Original Note Balance                         {13}     $471,000,000       $1,400,000,000
-------------------------------------------------------------------------------------------------------

     {14}      Beginning of period Note Balance              {14}      $471,000,000      $1,389,229,267
                                                                  -------------------------------------

     {15}      Noteholders' Principal Distributable Amount   {15}                 0          14,854,664
     {16}      Noteholders' Accelerated Principal Amount     {16}                 0                   0
     {17}      Accelerated Payment Amount Shortfall          {17}                 0                   0
     {18}      Deficiency Claim Amount                       {18}                 0                   0
                                                                  -------------------------------------

     {19}      End of period Note Balance                    {19}      $471,000,000      $1,374,374,603
                                                                  =====================================

     {20}      Note Pool Factors  ( {19} / {13} )            {20}      100.0000000%         98.1696145%
                                                                  =====================================



                                       1

------------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance                           {21}                          $699,999,188
                                                                                                               ---------------------
     {22}      Purchase of Subsequent Receivables                                        {22}     (300,004,894)
                                                                                              -----------------
     {23}      Investment Earnings                                                       {23}        3,026,667
                                                                                              -----------------
     {24}      Investment Earnings Transfer to Collections Account                       {24}       (3,026,667)
                                                                                              -----------------
     {25}      Payment of Mandatory Prepayment Amount                                    {25}                0
                                                                                              -----------------
     {26}      Total Month Activity                                                      {26}                          (300,004,894)
                                                                                                               ---------------------
     {27}      End of period Pre-Funding Account balance                                 {27}                          $399,994,294
                                                                                                               =====================

------------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                                           {28}                           $14,854,664
                                                                                                               ---------------------
     {29}      Required Pro-forma Note Balance                                           {29}     1,250,680,889
                                                                                              -----------------
     {30}      Pro-forma Note Balance                                                    {30}     1,374,374,603
                                                                                              -----------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                             {31}                                     0
                                                                                                               ---------------------
     {32}      Principal Distributable Amount  ({28} - {31})                             {32}                           $14,854,664
                                                                                                               =====================

------------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest  Account balance                 {33}                            $2,916,663
                                                                                                               ---------------------
     {34}      Monthly Capitalized Interest Amount                                       {34}         (250,388)
                                                                                              -----------------
     {35}      Investment Earnings                                                       {35}           14,806
                                                                                              -----------------
     {36}      Investment Earnings Transfer to Collections Account                       {36}          (14,806)
                                                                                              -----------------
     {37}      Payment of Overfunded Capitalized Interest Amount                         {37}       (1,832,954)
                                                                                              -----------------
     {38}      Payment of Remaining Capitalized Interest Account                         {38}                0
                                                                                              -----------------
     {39}      Total Monthly Activity                                                    {39}                            (2,083,342)
                                                                                                               ---------------------
     {40}      End of period Capitalized Interest Account balance                        {40}                              $833,321
                                                                                                               =====================

------------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                  {41}     Collections on Receivables during period (net of
                           Liquidation Proceeds)                                         {41}      $27,013,026
                                                                                              -----------------
                  {42}     Liquidation Proceeds collected during period                  {42}          309,994
                                                                                              -----------------
                  {43}     Purchase Amounts deposited in Collection                      {43}
                                                                                              -----------------
                  {44}     Investment Earnings - Collection Account                      {44}           62,834
                                                                                              -----------------
                  {45}     Investment Earnings - Transfer From Prefunding Account        {45}        3,026,667
                                                                                              -----------------
                  {46}     Investment Earnings - Transfer From Capitalized Interest
                           Account                                                       {46}           14,806
                                                                                              -----------------
                  {47}     Collection of Supplemental Servicing - Extension Fees         {47}              768
                                                                                              -----------------
                  {48}     Collection of Supplemental Servicing - Repo and Recovery
                           Fees Advanced                                                 {48}           10,188
                                                                                              -----------------
                  {49}     Collection of Supplemental Servicing - Late Fees              {49}           50,447
                                                                                              -----------------
                  {50}     Monthly Capitalized Interest Amount                           {50}          250,388
                                                                                              -----------------
                  {51}     Mandatory Note Prepayment Amount                              {51}                0
                                                                                              -----------------
                  {52}     Proceeds from Swap Agreement                                  {52}                0
                                                                                              -----------------
                  {53}     Total Available Funds                                         {53}                            30,739,118
                                                                                                               ---------------------

               DISTRIBUTIONS:
                  {54}     Swap Payments to Swap Provider                                {54}          160,823
                                                                                              -----------------
                  {55}     Base Servicing Fee -  to Servicer                             {55}        1,479,809
                                                                                              -----------------
                  {56}     Repo and Recovery Fees - reimbursed to Servicer               {56}           10,188
                                                                                              -----------------
                  {57}     Bank Service Charges - reimbursed to Servicer                 {57}               96
                                                                                              -----------------
                  {58}     Late Fees - to Servicer                                       {58}           50,447
                                                                                              -----------------
                  {59}     Overpayments - reimbursed to Servicer                         {59}           23,342
                                                                                              -----------------
                  {60}     Agent fees - to Trustee                                       {60}                0
                                                                                              -----------------

                           NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                           ---------------------------------------------------------------------------------------------------------
                                                  BEGINNING       INTEREST     INTEREST                                 CALCULATED
                                   CLASS         NOTE BALANCE     CARRYOVER      RATE      DAYS     DAYS BASIS           INTEREST
                           ---------------------------------------------------------------------------------------------------------
                  {61}          Class A - 1      $189,229,267         0         5.53250%    31   Actual days/360         $901,507


                  {62}          Class A - 2       515,000,000         0         5.36000%    30        30/360           $2,300,333


                  {63}          Class A - 3       214,000,000         0         5.49000%    31   Actual days/360       $1,011,685


                  {64}          Class A - 4       471,000,000         0         5.53000%    31   Actual days/360        2,242,876
                           ---------------------------------------------------------------------------------------------------------

                                                                                         {61}          901,507
                                                                                              -----------------
                                                                                         {62}        2,300,333
                                                                                              -----------------
                                                                                         {63}        1,011,685
                                                                                              -----------------
                                                                                         {64}        2,242,876
                                                                                              -----------------

                           NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                           ---------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL       PRINCIPAL        EXCESS               MANDATORY         TOTAL
                                   CLASS        DISTRIBUTABLE     CARRYOVER      PRINCIPAL DUE       NOTE PREPAYMENT    PRINCIPAL
                           ---------------------------------------------------------------------------------------------------------
                  {65}          Class A - 1       $14,854,664         0               0                    0            $14,854,664


                  {66}          Class A - 2                 0         0               0                    0                      0


                  {67}          Class A - 3                 0         0               0                    0                      0


                  {68}          Class A - 4                 0         0               0                    0                      0
                           ---------------------------------------------------------------------------------------------------------

                                                                                         {65}       14,854,664
                                                                                              -----------------
                                                                                         {66}                0
                                                                                              -----------------
                                                                                         {67}                0
                                                                                              -----------------
                                                                                         {68}                0
                                                                                              -----------------


                  {69}     Security Insurer Premiums - to FSA                            {69}          479,454
                                                                                              -----------------
                  {70}     Total distributions                                           {70}                            23,515,224
                                                                                                               ---------------------

     {71}      Excess Available Funds  (or Deficiency Claim Amount )                     {71}                             7,223,894
                                                                                                               ---------------------

     {72}      Deposit to Spread Account to Increase to Required Level                   {72}                             7,223,894
                                                                                                               ---------------------

     {73}      Noteholders' Accelerated Principal Amount                                 {73}                                     0
                                                                                                               ---------------------


                                       2

     {74}      Deposit to Spread Account                                                 {74}                                    $0
                                                                                                               =====================
------------------------------------------------------------------------------------------------------------------------------------
VlI.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {75}      Excess Available Funds  ({71} - {72})                                     {75}               $0
                                                                                              -----------------
     {76}      Pro Forma Note Balance    ({14} - {10})                                   {76}    1,374,374,603
                                                                                              -----------------
     {77}      Required Pro Forma Note Balance   (91.0% x ({11} + {27}))                 {77}    1,250,680,889
                                                                                              -----------------
     {78}      Excess of Pro Forma Balance over Required Balance   ({76} - {77})         {78}      123,693,714
                                                                                              -----------------
     {79}      End of Period  Class A-1 Note Balance                                     {79}      174,374,603
                                                                                              -----------------
     {80}      Lesser of {78} or {79}                                                    {80}      123,693,714
                                                                                              -----------------
     {81}      Accelerated Principal Amount  (lesser of  {75} or {80})                   {81}                                    $0
                                                                                                               ---------------------

------------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
------------------------------------------------------------------------------------------------------------------------------------
     {82}      Pro Forma Note Balance    ({14} - {10})                                   {82}   $1,374,374,603
                                                                                              -----------------
     {83}      Required Pro Forma Note Balance   (91.0% x ({11} + {27}))                 {83}    1,250,680,889
                                                                                              -----------------
     {84}      Excess of Pro Forma Balance over Required Balance   ({82} - {83})         {84}      123,693,714
                                                                                              -----------------
     {85}      End of Period  Class A-1 Note Balance                                     {85}      174,374,603
                                                                                              -----------------
     {86}      Greater of {84} or {85}                                                   {86}      174,374,603
                                                                                              -----------------
     {87}      Excess Available Funds  ({71} - {72})                                     {87}                0
                                                                                              -----------------
     {88}      Investment Earnings on Collection Account  ({44})                         {88}           62,834
                                                                                              -----------------
     {89}      Accelerated Payment Amount Shortfall ({86} - {87} + {88})                 {89}                          $174,437,437
                                                                                                               ---------------------

------------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:                       INITIAL           SUB #1        SUB #2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
                                                                    ----------------------------------------------------------------
     {90}      Initial or Subsequent Spread Account Deposits          $14,000,016       6,000,098         0             $20,000,114
------------------------------------------------------------------------------------------------------------------------------------

     {91}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                {91}                           $21,369,430
                                                                                                               ---------------------

               ADDITIONS TO SPREAD ACCOUNT
                  {92}     Deposits from Collections Account    ({72} + {74})            {92}        7,223,894
                                                                                              -----------------
                  {93}     Investment Earnings                                           {93}           93,002
                                                                                              -----------------
                  {94}     Deposits Related to Subsequent Receivables Purchases          {94}        6,000,098
                                                                                              -----------------
                  {95}     Total Additions                                               {95}                            13,316,994
                                                                                                               ---------------------

     {96}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                         {96}                            34,686,424
                                                                                                               ---------------------

               REQUISITE AMOUNT OF SPREAD ACCOUNT
                                                                         ----------
                           Floor Amount   (Calculation Below)     =      15,000,086
                                                                         ----------
                  {96}          (Max of  (1.)$100,000 or (2.) Lesser of Note Balance
                                and 1.5% Original Pool Balance)                          {96}                0
                                                                                              -----------------
                  {97}     Recourse Reduction Amount  (if any)                           {97}                0
                                                                                              -----------------
                  {98}     If OC percentage is equal to or greater than 12%,
                                                                         ---------
                           then((12% - OC Level) *Aggr. End Bal.) =              0       {98}                0
                                                                         ---------            -----------------
                  {99}     If OC percentage is less than 12%, then 3% of Aggr. End
                           Balance plus Ending Prefund Balance                           {99}                            41,231,238
                                                                                                                   -----------------
                  {100}    If Trigger Event exists then 15% of the Aggregate Principal
                           Balance                                                       {100}               0
                                                                                              -----------------
                  {101}    If an Insurance Agreement Event of Default exists then an
                           unlimited amount (as specified by FSA)                        {101}               0
                                                                                              -----------------
                  {102}    Requisite Amount of Spread Account                            {102}       41,231,238
                                                                                              -----------------

               WITHDRAWALS FROM SPREAD ACCOUNT
                  {103}    Priority First - Deficiency Claim Amount                      {103}               0
                                                                                              -----------------
                           Priority Second - Accelerated Payment Amount
                                           -------------
                           Shortfall  =    174,437,437
                                           -------------
                  {104}         Accelerated Payment Amount Shortfall in Excess of
                                Requisite Amount                                         {104}               0
                                                                                              -----------------
                  {105}    Priority Third through Fourth                                 {105}
                                                                                              -----------------
                  {106}    Priority Fifth through Sixth                                  {106}
                                                                                              -----------------
                  {107}    Priority Seventh - to Servicer                                {107}               0
                                                                                              -----------------
                  {108}    Total withdrawals                                             {108}                                    0
                                                                                                               ---------------------
    {109}      END OF PERIOD SPREAD ACCOUNT BALANCE                                      {109}                           34,686,424
                                                                                                               ---------------------

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
                  {110}    Aggregate Principal Balance                                   {110}     974,380,309
                                                                                              -----------------
                  {111}    End of period Note Balance                                    {111}   1,374,374,603
                                                                                              -----------------
                  {112}    Line {110} less line {111} (During Funding Period amount
                           equal to zero)                                                {112}               0
                                                                                              -----------------
                  {113}    OC level     {112} / {110}                                    {113}           0.00%
                                                                                              -----------------
                  {114}    Ending Spread Balance as a percentage of Aggregate Principal
                           Balance ({109}/{110})                                         {114}           3.56%
                                                                                              -----------------
                  {115}    OC Percentage ({113} + {114})                                 {115}                                 3.56%
                                                                                                               ---------------------



By:
                           --------------------------------
Name:                      Preston A. Miller
                           -----------------
Title:                     /s/ Preston A. Miller
                           ---------------------
Date:                      April 2, 2001
                           -------------

                 AmeriCredit Automobile Receivables Trust 2001-A
                      Class A-1 5.5325 % Asset Backed Notes
                      Class A-2 5.3600 % Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

----------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                  03/01/2001
MONTHLY PERIOD ENDING:                                     03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:                             03/06/2001
DISTRIBUTION DATE:                                         04/06/2001
DAYS OF INTEREST FOR PERIOD:                                       31
DAYS IN COLLECTION PERIOD:                                         31
MONTHS SEASONED:                                                    2
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.            MONTHLY PERIOD NOTE BALANCE CALCULATION:         CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4        TOTAL
                                                               ---------     ---------     ---------     ---------        -----
      {1}     Original Note Balance                      {1}  $200,000,000  $515,000,000  $214,000,000  $471,000,000  $1,400,000,000
------------------------------------------------------------------------------------------------------------------------------------

      {2}     Preliminary End of period Note Balance     {2}  $174,374,603  $515,000,000  $214,000,000  $471,000,000  $1,374,374,603
                                                             -----------------------------------------------------------------------

      {3}     Deficiency Claim Amount                    {3}             0             0             0             0               0

      {4}     End of period Note Balance                 {4}  $174,374,603  $515,000,000  $214,000,000  $471,000,000  $1,374,374,603
                                                             =======================================================================

      {5}     Note Pool Factors  {4} / {1}               {5}   87.1873015%  100.0000000%  100.0000000%  100.0000000%     98.1696145%
                                                             =======================================================================


------------------------------------------------------------------------------------------------------------------------------------
II.           RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

      {6}     Preliminary End of period Spread Account balance                                                 6}       $34,686,424
                                                                                                                 -------------------

      {7}     Priority First - Deficiency Claim Amount from preliminary certificate                            7}                 0
                                                                                                                 -------------------

      {8}     End of period Spread Account balance                                                             8}       $34,686,424
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------------------------
III.          MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         -------------------------------------------
                                                                                               CUMULATIVE                MONTHLY
                                                                                         -------------------------------------------
      {9}     Original Number of Receivables                                         {9}         45,831
                                                                                         -------------------------------------------
     {10}     Beginning of period number of Receivables                             {10}              0                   45,528
     {11}     Number of Subsequent Receivables Purchased                            {11}         21,215                   21,215
     {12}     Number of Receivables becoming Liquidated Receivables during period   {12}             54                       21
     {13}     Number of Receivables becoming Purchased Receivables during period    {13}              0                        0
     {14}     Number of Receivables paid off during period                          {14}            634                      364
                                                                                         -------------------------------------------
     {15}     End of period number of Receivables                                   {15}         66,358                   66,358
                                                                                         -------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.           STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          ------------------------------------------
                                                                                             ORIGINAL     PREV. MONTH      CURRENT
                                                                                          ------------------------------------------
     {16}     Weighted Average APR of the Receivables                                {16}       19.49%        19.49%         19.39%
     {17}     Weighted Average Remaining Term of the Receivables                     {17}        61.00         59.19          58.17
     {18}     Weighted Average Original Term of Receivables                          {18}        63.00         63.00          63.00
     {19}     Average Receivable Balance                                             {19}      $14,915       $15,139        $14,684
     {20}     Aggregate Realized Losses                                              {20}           $0       $18,564        $25,653
                                                                                          ------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.            DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          ------------------------------------------
              Receivables with Scheduled Payment delinquent                                 UNITS       DOLLARS       PERCENTAGE
                                                                                          ------------------------------------------
                 {21}     31-60 days                                                 {21}   2,456    $37,277,082           3.77%
                 {22}     61-90 days                                                 {22}     407      6,372,496           0.64%
                 {23}     over 90 days                                               {23}      56        884,536           0.09%
                                                                                          ------------------------------------------
                 {24}     Receivables with Scheduled Payment delinquent more
                          than 30 days at end of period                              {24}   2,919    $44,534,114           4.50%
                                                                                          ------------------------------------------


                                       4

------------------------------------------------------------------------------------------------------------------------------------
VI.           PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------
              DELINQUENCY RATIO
                 {25}     Receivables with Scheduled Payment delinquent more than 60
                          days at end of period ({22} + {23})                            {25}       $7,257,032
                                                                                              -----------------
                 {26}     Purchased Receivables with Scheduled Payment delinquent more
                          than 60 days at end of period                                  {26}
                                                                                              -----------------
                 {27}     Beginning of period Principal Balance                          {27}      989,234,973
                                                                                              -----------------
                 {28}     Delinquency Ratio {25} + {26} divided by {27}                  {28}                                 0.73%
                                                                                                               ---------------------
                 {29}     Previous Monthly Period Delinquency Ratio                      {29}                                 0.28%
                                                                                                               ---------------------
                 {30}     Second previous Monthly Period Delinquency Ratio               {30}                                 0.00%
                                                                                                               ---------------------

                 {31}     Average Delinquency Ratio ({28} + {29} + {30}) / 3             {31}                                 0.34%
                                                                                                               ---------------------

                 {32}     Compliance (Delinquency Test Failure is a Delinquency Ratio
                          equal to or greater than 4.00%.)                               {32}                         yes
                                                                                                               ---------------------

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------
              CUMULATIVE DEFAULT RATE
                 {33}     Defaulted Receivables in Current Period                        {33}       $1,312,763
                                                                                              -----------------
                 {34}     Cumulative Defaulted Receivables from last month               {34}          650,827
                                                                                              -----------------
                 {35}     Cumulative Defaulted Receivables {33} + {34}                   {35}        1,963,590
                                                                                              -----------------
                 {36}     Original Pool Balance                                          {36}    1,000,005,706
                                                                                              -----------------
                 {37}     Cumulative Default Rate {35} divided by {36}                   {37}                                 0.20%
                                                                                                               ---------------------

                 {38}     Compliance (Default Test Failure is a Cumulative Default
                          Rate equal to or greater than 3.53%.)                          {38}                         yes
                                                                                                               ---------------------

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------
              CUMULATIVE NET LOSS RATE
                 {39}     Receivables becoming Liquidated Receivables during period      {39}         $317,083
                                                                                              -----------------
                 {40}     Purchased Receivables with Scheduled Payment delinquent more
                          than 30 days at end of period                                  {40}
                                                                                              -----------------
                 {41}     Cram Down Losses occurring during period                       {41}
                                                                                              -----------------
                 {42}     Liquidation Proceeds collected during period                   {42}         (309,994)
                                                                                              -----------------
                 {43}     Net Losses during period {39} + {40} + {41} + {42}             {43}            7,089
                                                                                              -----------------
                 {44}     Net Losses since Initial Cut-off Date (Beginning of Period)    {44}           18,564
                                                                                              -----------------
                 {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES
                          ({43} + {44}) / {47}                                           {45}                                  0.00%
                                                                                                               ---------------------
                 {46}     50% of Receivables with Scheduled Payment delinquent more
                          than 90 days at end of period                                  {46}          468,842
                                                                                              -----------------
                 {47}     Original Aggregate Principal Balance plus Pre-Funded Amount
                          as of the Closing Date                                         {47}    1,400,000,000
                                                                                              -----------------
                 {48}     Cumulative Net Loss Rate ({43} + {44} + {46}) / {47}           {48}                                 0.04%
                                                                                                               ---------------------

                 {49}     Compliance (Net Loss Test Failure is a Net Loss Rate equal to
                          or greater than 2.13%.)                                        {49}                         yes
                                                                                                               ---------------------

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------
              EXTENSION RATE
                 {50}     Principal Balance of Receivables extended during current
                          period                                                         {50}         $526,733
                                                                                              -----------------
                 {51}     Beginning of Period Aggregate Principal Balance                {51}      989,234,973
                                                                                              -----------------
                 {52}     Extension Rate {50} divided by {51}                            {52}                                 0.05%
                                                                                                               ---------------------
                 {53}     Previous Monthly Extension Rate                                {53}                                 0.02%
                                                                                                               ---------------------
                 {54}     Second previous Monthly Extension Rate                         {54}                                 0.00%
                                                                                                               ---------------------

                 {55}     Average Extension Rate ({52} +{53} +{54}) / 3                  {55}                                 0.02%
                                                                                                               ---------------------

                 {56}     Compliance (Extension Test Failure is an Extension Rate
                          equal to or greater than 4%.)                                  {56}                          yes
                                                                                                               ---------------------

              ----------------------------------------------------------------------------------------------------------------------


By:                       /s/Preston A. Miller
                          --------------------
Name:                     Preston A. Miller
                          -----------------
Title:                    Executive Vice President and Treasurer
                          --------------------------------------
Date:                     April 2, 2001
                          -------------


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